                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 30, 1999


                              REPLIGEN CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                    117 FOURTH AVENUE, NEEDHAM, MASSACHUSETTS
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                      02494
--------------------------------------------------------------------------------
                                   (Zip Code)

                                 (781) 449-9560
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code

                           NO CHANGE SINCE LAST REPORT
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)


           DELAWARE                       000-14656              04-2729386
           --------                       ---------              ----------
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

ITEM 5.  OTHER EVENTS.

         On April 30, 1999 and May 14, 1999, Repligen Corporation entered into binding agreements with certain investors to raise an aggregate of $9,000,000 in a private placement of an aggregate of 3,600,000 shares of its Common Stock at a price of $2.50 per share.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  None required.

         (b)      Pro Forma Financial Information:  None required.

         (c)      EXHIBITS:


         Exhibit No.               Description
         -----------               -----------
         4.1                       Stock Purchase Agreement dated as of April
                                   30, 1999, by and among Repligen Corporation
                                   and Wellington Management Company, LLP, as
                                   Investment Advisor to the investors listed
                                   on Schedule I thereto.*

         4.2                       Stock Purchase Agreement dated as of May 14,
                                   1999, by and among Repligen Corporation and the investors listed on the Schedule I thereto.*

         99.1                      Press release of the Company dated May 17,
                                   1999.


* The schedules and exhibits to the Stock Purchase Agreements, included as Exhibits 4.1 and 4.2 hereto, are not being filed herewith. The Stock Purchase Agreements filed herewith contain a list briefly identifying the contents of all schedules and exhibits to such documents. The Company undertakes to furnish supplementally a copy of any omitted schedule and exhibit to the Commission upon request. Pursuant to Item 601 (b) (2) of Regulation S-K, set forth below is a list of the omitted schedules and exhibits.

STOCK PURCHASE AGREEMENT (EXHIBIT 4.1 HERETO)
Exhibit A         Opinion of Testa, Hurwitz & Thibeault, LLP
Schedule I        List of Investors


STOCK PURCHASE AGREEMENT (EXHIBIT 4.2 HERETO)
Exhibit A         Opinion of Testa, Hurwitz & Thibeault, LLP
Schedule I        List of Investors

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    REPLIGEN CORPORATION



                                    By:  /s/ Walter Herlihy
                                         -----------------------------
                                         Name:  Walter Herlihy
                                         -----------------------------
                                         Title: President & CEO
                                         -----------------------------




Date: May 17, 1999

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
4.1                     Stock Purchase Agreement dated as of April 30, 1999,
                        by and among Repligen Corporation and Wellington
                        Management Company, LLP, as Investment Advisor to the
                        investors listed on Schedule I thereto.*

4.2 Stock Purchase Agreement dated as of May 14, 1999, by and among Repligen Corporation and the investors listed on the Schedule I thereto.*

99.1                    Press release of the Company dated May 17, 1999.



* The schedules and exhibits to the Stock Purchase Agreements, included as Exhibits 4.1 and 4.2 hereto, are not being filed herewith. The Stock Purchase Agreements filed herewith contain a list briefly identifying the contents of all schedules and exhibits to such documents. The Company undertakes to furnish supplementally a copy of any omitted schedule and exhibit to the Commission upon request. Pursuant to Item 601 (b) (2) of Regulation S-K, set forth below is a list of the omitted schedules and exhibits.

STOCK PURCHASE AGREEMENT (EXHIBIT 4.1 HERETO)
Exhibit A     Opinion of Testa, Hurwitz & Thibeault, LLP
Schedule I    List of Investors

STOCK PURCHASE AGREEMENT (EXHIBIT 4.2 HERETO)
Exhibit A     Opinion of Testa, Hurwitz & Thibeault, LLP
Schedule I    List of Investors






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